UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

Mandalay Digital Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35958

Delaware	22-2267658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2811 Cahuenga Boulevard West

Los Angeles, CA 90068

(Address of principal executive offices, including zip code)

323-472-5461

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Underwriting Agreement

On March 4, 2014, Mandalay Digital Group, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative of the underwriters listed on Schedule I therein, relating to the offer and sale (the “Offering”) of 4,245,000 shares (the “Firm Shares”) of its common stock (the “Common Stock”) at a public offering price of $4.10. The Company has granted the underwriters a 30-day option to purchase up to an additional 636,750 shares of its common stock to cover over-allotments, if any.

The closing of the Offering of the Firm Shares is scheduled to occur on March 7, 2014. The underwriters are to receive a fee of 6.5% of the gross proceeds of the Offering, plus a non-accountable expense allowance for the representative of the underwriters equal to .5% of the gross proceeds of the Offering. The Underwriting Agreement requires us to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the underwriters may be required to make because of such liabilities.

The Offering is being conducted pursuant to the Company’s registration statement on Form S-3, as amended (File No. 333-189783), which became effective on August 5, 2013, and a related prospectus supplement filed in connection with the Offering. In addition, the Company filed a registration statement on Form S-3 (File No. 333-194287) pursuant to SEC Rule 462(b), became effective March 3, 2014, registering an additional amount of securities having a proposed maximum aggregate offering price of not more than 20% of the maximum aggregate offering price of the securities eligible to be sold under the related registration statement on Form S-3 (Registration No. 333-189783).

The Company issued press releases announcing the Offering on March 3, 2014 and pricing of the Offering on March 4, 2014, incorporated herein as Exhibits 99.1 and 99.2, respectively.

The foregoing summaries of the Underwriting Agreement are subject to, and qualified in their entirety by, such documents incorporated herein as Exhibits 1.1, 99.1 and 99.2, which are incorporated herein by reference. A copy of the opinion of Manatt, Phelps & Phillips, LLP relating to the legality of the issuance of the shares of Common Stock is attached hereto as Exhibit 5.1. The representations and warranties contained in the Underwriting Agreement are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public generally to obtain factual information about us.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated as of March 4, 2014

5.1	Opinion of Manatt, Phelps & Phillips, LLP

23.1	Consent of Manatt, Phelps & Phillips, LLP (included in Exhibit 5.1)

99.1	Press Release March 3, 2014

99.2	Press Release March 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mandalay Digital Group, Inc.

Date: March 6, 2014	By:	/s/ Peter Adderton
Peter Adderton
Chief Executive Officer